INCOME TAXES (Details 1)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Federal Statutory tax rate	(34.00%)	(34.00%)	(34.00%)
State tax, net of federal benefit	(5.00%)	(5.00%)	(5.00%)
Effective Income Tax Rate Reconciliation Expected Rate Total	(39.00%)	(39.00%)	(39.00%)
Valuation allowance	39.00%	39.00%	39.00%
Effective tax rate	0.00%	0.00%	0.00%